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                                                                     EXHIBIT 10y

                                                                            4.04

                                SUPPLEMENT NO. 1
                                       TO
                                 TRUST INDENTURE

                  THIS SUPPLEMENT NO. 1, dated as of June 30, 2003 ("Supplement No. 1"), to that certain Trust Indenture dated as of October 29, 1999 (the "Indenture") is by and between MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (successor-in-interest to ALLFIRST TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association), as indenture trustee (the "Indenture Trustee"), and ROWAN COMPANIES, INC. (the "Shipowner", and together with the Indenture Trustee, the "Parties").

                  WHEREAS, on October 29, 1999, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA VII Series" (the "Initial Transaction") with a maximum principal amount of $185,398,000;

                  WHEREAS, Section 4(b) of the Special Provisions of the Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note;

                  WHEREAS, the outstanding principal amount of the Floating Rate
Note is currently $162,223,000; and

                  WHEREAS, the Parties wish to amend certain documents relating to the Initial Transaction in order to provide for the complete redemption of the Floating Rate Note by the issuance of a fixed rate note in the aggregate principal amount of $162,223,000.

                  NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

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                                  ARTICLE FIRST

                  SECTION 1.01 SCHEDULE A. Schedule A to the Indenture is hereby amended by adding or substituting the following definitions:

         "Authorized Newspapers" means The Wall Street Journal (all editions), or if it ceases to exist, then in such other newspaper(s) as the Secretary may designate.

         "Effective Date" means June 30, 2003.

         "Fixed Rate Note" shall mean an Obligation substantially in the form of
Exhibit 3B to the Indenture, appropriately completed.

         "Reinvestment Rate" means the yield determined by the Indenture
Trustee, based on information received from the Holder or calculation agent, to be the yield of the issue of actively traded United States Treasury securities having a maturity equal to the Weighted Average Life to Final Maturity plus ..10%; provided, however, that if such Weighted Average Life to Final Maturity is not equal to the maturity of an actively traded United States Treasury security (rounded to the nearest one-twelfth of a year), such yield shall be obtained by linear interpolation from the yields of actively traded United States Treasury securities having the greater maturity closest to and the lesser maturity closest to such Weighted Average Life to Final Maturity. The yields shall be determined by reference to the yields as indicated by Telerate Access Service (page 8003 or the relevant page at the date of determination indicating such yields) (or, if such data ceases to be available, any publicly available sources of similar market data) at approximately 11:00 a.m. (New York City time) on the Make-Whole Premium Determination Date.

         "Secretary" means the Secretary of Transportation or any official or official body from time to time duly authorized to perform the duties and functions of the Secretary of Transportation under Title XI of the Act (including the Maritime Administrator, the Acting Maritime Administrator, and to the extent so authorized, the Deputy Maritime Administrator, the Acting Deputy Maritime Administrator, and other officials of the Maritime Administration).

         All other capitalized terms used herein have the meanings set forth in Schedule A to the Indenture, as amended.

                                 ARTICLE SECOND

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                  The Indenture shall be amended as follows:

         Section 2.01 The Obligations. Article 2(a) of the Special Provisions of the Indenture is hereby amended and restated in its entirety as follows:

                           (a) The Obligations issued hereunder shall be designated "United States Government Guaranteed Ship Financing Obligations, GORILLA VII Series," and shall be substantially in the form of Exhibit 3B to this Indenture; and, the aggregate principal amount of Obligations which may be issued under this Indenture shall not exceed $162,223,000.

         Section 2.02 Endorsement of Floating Rate Note. On the Effective Date, the Floating Rate Note issued on October 29, 1999 shall be endorsed to show the redemption of the outstanding amount and thereupon shall be cancelled.

         Section 2.03 Form of Fixed Rate Note. The form of Fixed Rate Note attached as Exhibit 3 to the Indenture is renumbered as Exhibit 3A and the form of Fixed Rate Note attached as an Exhibit to this Supplement is designated as
Exhibit 3B to the Indenture.

         Section 2.04 Issuance of Fixed Rate Note. On and after the Effective Date, the Shipowner shall issue and deliver to the Holders thereof Fixed Rate Note(s) in accordance with the Indenture substantially in the form of Exhibit 3B to the Indenture.

         Except as so amended, the provisions of the Indenture are hereby confirmed, and shall remain in full force and effect.

         This Supplement No. 1 to the Indenture may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary, and an original held by any other party to this transaction, the provisions of the original document held by the Secretary shall prevail.

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                  IN WITNESS WHEREOF, this Supplement No. 1 to the Indenture has been duly executed by the Parties as of the day and year first above written.

(SEAL)                                     ROWAN COMPANIES, INC.

ATTEST:

                                           By:______________________________
                                              Senior Vice President

______________________________
Secretary

                                           MANUFACTURERS AND TRADERS TRUST
                                           COMPANY
(SEAL)                                     Indenture Trustee

ATTEST:

                                           By:______________________________
                                              Vice President

______________________________
Vice President

CONSENT:

         Pursuant to Section 10.05 of the General Provisions Incorporated into the Trust Indenture by Reference attached as Exhibit 1 to the Trust Indenture, the Secretary hereby consents to this Supplement No. 1 to the Trust Indenture.

ATTEST:                                    UNITED STATES OF AMERICA,
                                           SECRETARY OF TRANSPORTATION

______________________________             BY:  MARITIME ADMINISTRATION

                                           By:______________________________
                                              Secretary

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